Exhibit 10.8

                      SIXTH AMENDMENT TO AGREEMENT OF LEASE

         THIS SIXTH AMENDMENT is made this 29th day of October, 1999, by and between ROUSE AND ASSOCIATES - 7 GREAT VALLEY PARKWAY LIMITED PARTNERSHIP, a Pennsylvania limited partnership ("Landlord") and TANGRAM ENTERPRISE SOLUTIONS formerly known as RABBIT SOFTWARE CORPORATION, a Pennsylvania Corporation ("Tenant").
                                   BACKGROUND:

         A. Landlord and Tenant entered into a Lease Agreement dated February 17, 1986 as amended by First Amendment to Agreement of Lease dated June 13, 1986, and a Second Amendment to Agreement of Lease dated June 1, 1989, as amended by Third Amendment to Agreement of Lease dated October 12, 1992, as amended by a Fourth Amendment to Agreement of Lease dated January 28, 1997, as amended by a Fifth Amendment to Agreement of Lease dated March 10, 1997 (the "Lease"), covering certain premises at 7 Great Valley Parkway, Suite 300, Malvern, Pennsylvania, as more fully describe in the Lease (the "Premises").

         B. Whereas Tenant desires to extend the Term of this Lease and Landlord has agreed to such extension subject to the provisions of this Amendment. Accordingly, Landlord and Tenant desire to amend the Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby agree that the Lease is amended as follows:

1. Article 3 of the Lease entitled "Term" is amended by deleting the reference to "February 29, 2000" and inserting "February 28, 2003" in its place.

2. Article 5(a) of the Lease entitled "Minimum Annual Rent" is hereby amended by inserting the following minimum rent schedule:

                                               Annually       Monthly
                                               --------       -------
         March 1, 2000 - February 28, 2001  $  129,780.00   $  10,815.00
         March 1, 2001 - February 28, 2002     133,488.00      11,124.00
         March 1, 2002 - February 28, 2003     137,196.00      11,433.00

3. Except as expressly modified herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:
ROUSE & ASSOCIATES - 7 GREAT VALLEY PARKWAY LIMITED PARTNERSHIP
By:      Liberty Property Trust, Sole General Partner

By:      /s/ Leslie R. Price
         -------------------
Name:    Leslie R. Price
Title:   Senior Vice President

TENANT:
TANGRAM ENTERPRISE SOLUTIONS, INC.
By:      /s/ Nancy M. Dunn                  WITNESS: /s/ Jeanann Agioglassitis
         -----------------                           -------------------------
Name:    Nancy M. Dunn                      Name:
Title:   Senior V.P. - Legal                Title: